Franklin Resources, Inc. 2002 Universal Stock Incentive Plan As Amended and Restated effective February 6, 2024 1. General 1.1. Purpose. The Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (the “2002 Stock Plan”) has been established by Franklin Resources, Inc., a Delaware corporation (the “Company”) to (i) attract and retain persons eligible to participate in the 2002 Stock Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range performance goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries. 1.2. Participation. Subject to the terms and conditions of the 2002 Stock Plan, a Committee shall determine and designate, from time to time, from among the Participants, those persons who will be granted one or more Awards under the 2002 Stock Plan. In the discretion of a Committee, a Participant may be granted any Award permitted under the provisions of the 2002 Stock Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the 2002 Stock Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Designation of a Participant in any year shall not require a Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of an Award as granted to such person in any other year. 1.3. Operation, Administration, and Definitions. The operation and administration of the 2002 Stock Plan, including the Awards made under the 2002 Stock Plan, shall be subject to the provisions of Section 4. Capitalized terms in the 2002 Stock Plan shall be defined as set forth in the 2002 Stock Plan (including the definition provisions of Section 9 of the 2002 Stock Plan). 1.4. Stock Subject to 2002 Stock Plan; Share Counting. Subject to the provisions of this Section 1.4, Section 6.1 and Section 11.1 of the 2002 Stock Plan, the maximum aggregate number of Shares which may be delivered pursuant to Awards, including, without limitation, the number of Shares that may be granted pursuant to Options (including Incentive Stock Options) and SARs, is 165,000,000 (after giving effect to the stock split effected by the Company in July 2013 in the form of a stock dividend (the “2013 stock split”)) (the “Share Reserve”). The Shares may be authorized but unissued, or reacquired Common Stock. (a) Except as set forth in Section 1.4(b) and (c), to the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards granted under the 2002 Stock Plan. (b) All Shares covered by the portion of a SAR that is exercised (whether or not Shares are actually issued to the Participant upon exercise of the SAR) shall be considered issued pursuant to the 2002 Stock Plan. (c) If Shares are surrendered or withheld as payment of either the exercise price of an Option granted hereunder and/or withholding taxes in respect of such an Option (including, without limitation, by attestation), such Shares shall not be returned to the 2002 Stock Plan and shall not be available for future awards under the 2002 Stock Plan.

2 (d) Subject to adjustment under Section 6.1 and after giving effect to the 2013 stock split, (i) the maximum number of shares that may be granted to any one individual Participant pursuant to Section 2 (relating to Options and SARs) shall be 1,200,000 Shares during any one-calendar-year period and (ii) the maximum number of Shares that may be granted to any one individual Participant subject to Section 3 (relating to Restricted Stock Awards, Restricted Stock Unit Awards, Stock Awards and Stock-Based Awards) shall be 3,000,000 Shares during any one-calendar-year period (regardless of when such Shares are deliverable). (e) Subject to adjustment under Section 6.1, the maximum number of Shares subject to Awards granted during a single fiscal year of the Company to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during the fiscal year, shall not, in each case, exceed $1,000,000 in total value (calculating the value of any stock-based Award based on the grant date fair value of such Award for financial reporting purposes). 2. Options and SARs 2.1. Options. (a) An Option is a grant of a right to purchase Shares at an exercise price established by the Compensation Committee, subject to Section 2.3. Options granted under this Section 2 may be either Incentive Stock Options (“ISO”) or Nonstatutory Stock Options (“NSO”), as determined in the discretion of the Compensation Committee. (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be automatically treated as Nonstatutory Stock Options. For purposes of this paragraph 2.1(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the underlying Shares shall be determined as of the original date on which the Option is granted. In the event that the Code or the regulations promulgated thereunder are amended after the date the 2002 Stock Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. (c) The term of each Option shall be the term stated in the Award Agreement; provided, however, that in the case of any Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. (d) The date of grant of an Option shall, for all purposes, be the date on which the Compensation Committee makes the determination granting such Option, or such other future date as is determined by the Compensation Committee. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant. 2.2. Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is a grant of rights to receive, in cash or Stock (as determined by the Compensation Committee), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of Shares at the time of exercise; over (b) a base appreciation amount established by the Compensation Committee, subject to Section 2.3.

3 2.3. Exercise Price. The exercise price or base appreciation amount (as applicable) of each Option and SAR shall be established by the Compensation Committee or shall be determined by a method established by the Compensation Committee at the time the Option or SAR is granted; provided, that: (a) In the case of an ISO, (i) granted to an employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; (ii) granted to any other employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. (b) In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. (c) In the case of a SAR, the base appreciation amount shall be no less than 100% of the Fair Market Value per Share on the date of grant. 2.4. Time and Manner of Exercise. Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by a Committee; subject to the following terms regarding Options and SARs: (a) Termination of Service. In the event of termination of an Optionee’s Service, such Optionee may, but only within ninety (90) days after the date of such termination (unless such other period is set out by a Committee in the Award Agreement, which period shall control, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. (b) Disability of Optionee. Notwithstanding the provisions of paragraph 2.4(a) above, in the event of termination of an Optionee’s Service as a result of Optionee’s Disability, Optionee (or Optionee’s legal representative) may, but only within six (6) months from the date of such termination (unless such other period is set out by a Committee in the Award Agreement, which period shall control, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee (or Optionee’s legal representative) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. (c) Death of Optionee. Notwithstanding the provisions of paragraph 2.4(a) above, in the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (unless such other period is set out by a Committee in the Award Agreement, which period shall control, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if the Optionee’s estate or person who acquired the right to exercise the Option by bequest or inheritance does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. (d) Minimum Vesting Requirement. No Option or SAR shall become vested or exercisable prior to the first anniversary of its date of grant; provided, however, that such minimum vesting requirement shall not apply to Options or SARs that vest as a result of a Participant’s death or Disability, or the occurrence of a Transaction.

4 2.5. Payment of Exercise Price. Payment of the exercise price of an Option shall be subject to the following: (a) The full exercise price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by a Committee and described in paragraph 2.5(b), payment may be made as soon as practicable after the exercise). (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by a Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may, in the discretion of a Committee, consist entirely of (i) cash, (ii) check, (iii) delivery of authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (v) irrevocably authorizing a third party to sell Shares (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. 2.6. Settlement of Award. Shares delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as a Committee may establish in the applicable Award Agreement at the time of grant. Settlement of SARs may be made in Shares (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of a Committee. A Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to Shares acquired pursuant to the exercise of an Option or a SAR as such Committee determines to be desirable. 3. Other Stock Awards or Stock-based Awards 3.1. Restrictions on Stock Awards. Each Restricted Stock Award, Restricted Stock Unit Award, Stock Award and Stock-Based Award shall be subject to the following: (a) Any such Awards shall be subject to such conditions, restrictions and contingencies as a Committee shall determine and set forth in the applicable Award Agreement or otherwise. (b) A Committee may designate whether any such Awards being granted to any Participant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of certain performance goals, which may be tied to one or more business criteria, including, without limitation: (a) annual revenue, (b) budget comparisons, (c) controllable profits, (d) Company earnings per share, (e) expense management, (f) improvements in capital structure, (g) net income, (h) net or gross sales, (i) operating income (pre- or post-tax), (j) profit margins, (k) operating or gross margin, (l) profitability of an identifiable business unit or product, (m) return on investments, (n) return on sales, (o) return on stockholders’ equity, (p) total return to stockholders, (q) assets under management, (r) investment management performance, (s) mutual and other investment fund performance, (t) institutional account performance, (u) high net worth and other separate account performance, (v) cash flow, operating cash flow, or cash flow or operating cash flow per share (before or after dividends), (w) price of the Shares or any other publicly traded securities of the Company, (x) reduction in costs, (y) return on capital, including return on total capital or return on invested capital, (z) improvement in or attainment of expense levels or working capital levels, and (aa) performance of the Company relative to a peer group of companies and/or relevant indexes on any of the foregoing measures. The performance goals may be applicable to the Company and/ or any of its individual business units and may differ from Participant to Participant. In addition, the performance goals may be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Compensation Committee, occurring after the establishment of the performance goals and may be otherwise adjusted as determined by the Compensation Committee.

5 3.2. Restricted Stock Awards. (a) Subject to the applicable Award Agreement, a Participant shall have all rights of a stockholder with respect to the Shares granted to the Participant under a Restricted Stock Award, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, unless a Committee determines otherwise at the time the Restricted Stock Award is granted. (b) If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall promptly provide the Company with a copy of the properly filed election. A Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code. 4. Operation and Administration 4.1. Effective Date. The 2002 Stock Plan became effective as of October 10, 2002 (the “Effective Date”). The 2002 Stock Plan shall be unlimited in duration and, in the event of the 2002 Stock Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that to the extent required by the Code, no ISO may be granted under the 2002 Stock Plan after December 15, 2030. 4.2. Term of Awards. Subject to the limitations of Section 2.1(c), the term of each Award under the 2002 Stock Plan shall be the term stated in the applicable Award Agreement, provided, that the term shall be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Participant has elected to defer the receipt of the Shares or cash issuable pursuant to the Award. 4.3. General Restrictions. Delivery of Shares or other amounts under the 2002 Stock Plan shall be subject to the following: (a) Notwithstanding any other provision of the 2002 Stock Plan, the Company shall have no liability to deliver any Shares under the 2002 Stock Plan or make any other distribution of benefits under the 2002 Stock Plan unless such delivery or distribution would comply with all Applicable Laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity. (b) Shares issued under the 2002 Stock Plan may be certificated or, to the extent not prohibited by Applicable Law or the applicable rules of any stock exchange, non-certificated. 4.4. Tax Withholding. All distributions under the 2002 Stock Plan are subject to withholding of all applicable taxes, and a Committee may condition the delivery of any Shares or other benefits under the 2002 Stock Plan on satisfaction of the applicable withholding obligations. A Committee, in its discretion, and subject to such requirements as such Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through (i) cash payment by the Participant, (ii) the surrender of Shares which the Participant already owns (which have been held by the Participant and vested for at least six (6) months or such other period as established from time to time by the Committee in order to avoid an adverse accounting treatment under applicable accounting standards), or (iii) the surrender of Shares to which the Participant is otherwise entitled under the 2002 Stock Plan, provided, however, that only the number of Shares sufficient to satisfy the Company’s minimum statutorily required tax withholding obligations shall be surrendered to the Company. A Committee has full discretion to allow a Participant to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by the Participant with respect to an Award by electing to have the Company withhold from the Shares otherwise deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum statutory withholding amount in the Participant’s relevant tax jurisdictions). 4.5. Use of Shares. Subject to the overall limitation on the number of Shares that may be delivered under the 2002 Stock Plan, a Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

6 4.6. Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by a Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as a Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. 4.7. Payments. Awards may be settled through cash payments, the delivery of Shares, the granting of replacement Awards (subject to Section 5.2(e)), or combination thereof as a Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as a Committee shall determine. A Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the 2002 Stock Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by a Committee. 4.8. Non-alienation of Awards. Unless specifically provided by a Committee in the Award Agreement, Awards under the 2002 Stock Plan may not be sold, assigned, conveyed, hypothecated, encumbered, anticipated, or otherwise disposed of, and are nontransferable except as designated by the Participant by will or by the laws of descent and distribution; provided, that an Award Agreement shall not provide that an Award is transferable during the lifetime of the Participant, except to the extent that such Award Agreement permits transfers made to family members, to family trusts, to family controlled entities, to charitable organizations, and/or pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Participant. Any attempt to sell, assign, convey, hypothecate, encumber, anticipate, transfer, or otherwise dispose of any Award under the 2002 Stock Plan in violation of this Section 4.8 shall be void, and no Shares or cash subject to any Award shall, prior to receipt thereof by a Participant, be in any manner subject to the debts, contracts, liabilities, engagements, or torts of such Participant. 4.9. Agreement With Company. An Award under the 2002 Stock Plan shall be subject to such terms and conditions, not inconsistent with the 2002 Stock Plan, as a Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in an Award Agreement, a copy of which shall be provided to the Participant, and a Committee may, but need not require that the Participant shall sign a copy of such Award Agreement. 4.10. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. 4.11. Limitation of Implied Rights. (a) Neither a Participant nor any other person shall, by reason of participation in the 2002 Stock Plan, acquire any right in or title to any assets, funds or property of the Company or any Parent or Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Parent or Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the 2002 Stock Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the 2002 Stock Plan, unsecured by any assets of the Company or any Parent or Subsidiary, and nothing contained in the 2002 Stock Plan shall constitute a guarantee that the assets of the Company or any Parent or Subsidiary shall be sufficient to pay any benefits to any person. (b) The 2002 Stock Plan does not constitute a contract of employment, and selection as a Participant will not give any Participant the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the 2002 Stock Plan, unless such right or claim has specifically accrued under the terms of the 2002 Stock Plan. Except as otherwise provided in the 2002 Stock Plan, no Award under the 2002 Stock Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights. 4.12. Annual Incentive Plan. Any Equity Award, other than a Mutual Fund Unit Award, (each as defined in the Annual Incentive Plan) that is granted in accordance with the Annual Incentive Plan shall, in accordance with Section 5.1(b) of the Annual Incentive Plan (or any successor provision), be subject to the 2002 Stock Plan and the applicable Award Agreement.

7 5. Committees 5.1. Committees. The authority to control and manage the operation and administration of the 2002 Stock Plan shall be vested in the Board or a committee or committees established by the Board with such powers and authority as shall be determined by the Board in its discretion (the Board or each such committee, as applicable, a “Committee”). In addition to any other Committee established by the Board, the Compensation Committee of the Board (the “Compensation Committee”) shall be considered a Committee hereunder and shall be comprised, unless otherwise determined by the Board, solely of members who satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange or other principal exchange on which the Shares are then listed and (ii) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a Committee member may fail to qualify under any of the foregoing requirements shall not invalidate any Award made by a Committee which Award is otherwise validly made under the 2002 Stock Plan. Neither the Company nor any member of the Board or Committee shall be liable for any action or determination made in good faith by the Board or a Committee with respect to the 2002 Stock Plan or any Award thereunder. 5.2. Powers of Committee. Each Committee’s administration of the 2002 Stock Plan shall be subject to the authority granted to such Committee by the Board and the following: (a) Subject to the provisions of the 2002 Stock Plan, a Committee will have the authority and discretion to select from among the Participants those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to Section 7) to cancel or suspend Awards. (b) To the extent that a Committee determines that the restrictions imposed by the 2002 Stock Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, such Committee will have the authority and discretion to modify those restrictions as such Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States. (c) A Committee may grant Awards to Participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. A Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign government entity; provided, however, that no such Awards may be granted under this 2002 Stock Plan and no action may be taken which would result in a violation of the Exchange Act, the Code or any other Applicable Law. (d) In controlling and managing the operation and administration of the 2002 Stock Plan, a Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and Applicable Law. (e) Notwithstanding anything in the 2002 Stock Plan to the contrary, (i) the reduction of the exercise price of any Option awarded under the 2002 Stock Plan and the base appreciation amount of any SAR awarded under the 2002 Stock Plan shall be subject to stockholder approval and (ii) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock Award, other Award or cash payment shall be subject to stockholder approval. (f) Notwithstanding the authority granted to any other Committee, the Compensation Committee will have the sole authority and discretion to interpret the 2002 Stock Plan, to establish, amend, and rescind any rules and regulations relating to the 2002 Stock Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2002 Stock Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2002 Stock Plan in the manner and to the extent the Compensation Committee deems necessary or advisable. Any decision of the Compensation Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, without limitation, Participants and their beneficiaries or successors).

8 5.3. Delegation by Compensation Committee or a Committee. The Compensation Committee may delegate its authority and duties under the 2002 Stock Plan to the Chief Executive Officer and/or to other executive officers of the Company under such conditions and/or subject to such limitations as the Compensation Committee may establish and as limited by and subject to Applicable Law or the applicable rules of a stock exchange. Except to the extent prohibited by Applicable Law or the applicable rules of a stock exchange, a Committee may allocate in writing all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its ministerial duties to any person or persons selected by it; provided, however, that any such allocation or delegation may be revoked by a Committee at any time. In no event shall any such allocation or delegation of authority be permitted for the grant of Awards to any member of the Board or to any Participant who is subject to Section 16 under the Exchange Act. In the event that a Committee’s authority is delegated to Board members, officers or employees in accordance with the foregoing, all provisions of the 2002 Stock Plan relating to a Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such Board members, officers or employees for such purpose. Any action undertaken in accordance with a Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by a Committee and shall be deemed for all purposes of the 2002 Stock Plan to have been taken by a Committee. 5.4. Information to be Furnished to Committee. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants must furnish a Committee such evidence, data or information as such Committee considers desirable to carry out the terms of the 2002 Stock Plan in order to be entitled to benefits under the 2002 Stock Plan. 6. Adjustments Upon Changes in Capitalization or Corporate Transaction 6.1. Changes in Capitalization. In the event of any change with respect to the outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, merger or corporate combination, combination or reclassification of the Common Stock or any transaction similar to the foregoing, the Compensation Committee shall make such substitution or adjustment, if any, as it deems to be equitable in order to prevent the enlargement or diminution of the benefits or potential benefits intended to be made available under the 2002 Stock Plan, subject to any required action by the stockholders of the Company, as to (a) the number and/or kind of securities covered by each outstanding Award, (b) the price per share covered by each such outstanding Award, (c) the number and/or kind of securities which have been authorized for issuance under the 2002 Stock Plan but as to which no Awards have yet been granted or which have been returned to the 2002 Stock Plan upon cancellation or expiration of an Award, (d) the maximum number of Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Awards and Stock-Based Awards which may be granted to any Participant in any one- calendar-year period, (e) any other value determinations applicable to the 2002 Stock Plan and/or outstanding Awards, and (f) any other terms of an Award that are affected by the event; provided, that, for the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” (within the meaning of applicable stock-based compensation accounting guidelines), the Compensation Committee shall make an equitable adjustment to outstanding Awards to reflect such event. 6.2. Transaction. In the event of the proposed dissolution or liquidation of the Company or of a merger or corporate combination (a “Transaction”) in which the successor corporation does not agree to assume the Award or substitute an equivalent Award, the Compensation Committee shall make a determination (subject to Section 7) as to the equitable treatment of outstanding Awards under the 2002 Stock Plan and shall notify Participants of such treatment no later than ten (10) days prior to such proposed Transaction. To the extent it has not been previously exercised, an Award that is not assumed will terminate immediately prior to the consummation of such proposed Transaction.

9 7. Amendment and Termination The Board may, at any time, amend or terminate the 2002 Stock Plan; provided, that no amendment or termination (i) may materially and adversely affect the rights of any Participant or beneficiary under any Award granted under the 2002 Stock Plan prior to the date such amendment is adopted by the Board or such termination occurs unless written consent of the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary) is obtained, and (ii) shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, the requirements of any applicable stock exchange, or if such amendment would lessen the stockholder approval requirements of Section 5.2(e) or this Section 7; provided, that, anything to the contrary notwithstanding, the Board may amend the 2002 Stock Plan in such manner as it deems necessary to cause an Award to comply with the requirements of the Code or any other Applicable Law, to avoid adverse tax consequences, or for changes in new accounting standards. Notwithstanding anything herein to the contrary, modifications or adjustments pursuant to Sections 6.1 or 6.2 or that may cause an Incentive Stock Option to become a Nonstatutory Stock Option shall in no event be deemed to have an adverse effect on any Award. 8. Forfeiture Events A Committee may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include, without limitation, termination of a Participant’s Service for Cause (as such term or like term is defined in the Award Agreement), a Participant’s violation of applicable laws, regulations or policies of the Company or any of its subsidiaries, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company, as determined by a Committee in its sole and absolute discretion. 9. Defined Terms In addition to the other definitions contained herein, the following definitions shall apply: (a) “Annual Incentive Plan” means the Franklin Resources, Inc. Amended and Restated Annual Incentive Compensation Plan, as may be further amended, restated, or replaced. (b) “Applicable Law” means the corporate, securities and tax laws (including, without limitation, the Delaware corporate law, the Exchange Act, the Securities Act and the Code) applicable to the establishment and administration of employee stock incentive plans and the grant of awards thereunder. (c) “Award” means any award or benefit granted under the 2002 Stock Plan, including, without limitation, the grant of Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Awards and Stock- Based Awards. (d) “Award Agreement” means a written agreement between the Company and a holder of an Award, executed by the Company, evidencing the terms and conditions of the Award. (e) “Board” means the Board of Directors of the Company. (f) “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provisions of the Code. (g) “Common Stock” means the common stock, par value, $.10 per share, of the Company. (h) “Continuous Status as an Employee” as used in certain Award Agreements means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board, provided, that, solely for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor. (i) “Controller” means the entity that decides how and why Personal Data are processed.

10 (j) “Disability” means that a Participant ceases to be an employee on account of disability as a result of which the Participant is determined to be disabled by the determining authority under the long-term or total permanent disability policy, or government social security or other similar benefit program, of the country or location in which Participant is employed and in the absence of such determining authority, as determined by the Committee in accordance with the policies of the Company. (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended. (l) “Fair Market Value” means the value of a share of Stock granted pursuant to the 2002 Stock Plan as of any date determined as follows: (i) If there should be a public market for the Stock on such date, the closing price of such share of Stock as reported on such date on the composite tape of the principal national securities exchange on which such share is listed or admitted to trading, or if such share is not listed or admitted to trading on any national securities exchange, the arithmetic mean of the per share closing bid price and the per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (“NASDAQ”), or if no sale of such share shall have been reported on the composite tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of such shares has been so reported or quoted shall be used; and (ii) If there should not be a public market for the Stock on such date, then the Fair Market Value of the Stock shall be determined in good faith by the Board (or a committee thereof); provided, that for purposes of setting the exercise price of Options or the base appreciation amount of SARs, Fair Market Value shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder, unless such Award is not subject to U.S. tax law. (m) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. (n) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option. (o) “Option” means a stock option granted pursuant to Section 2 of the 2002 Stock Plan. (p) “Optionee” means a Participant who receives an Option. (q) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code. (r) “Participant” means any executive, employee, director or individual consultant of the Company or any of its Subsidiaries. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or its Subsidiaries; provided, that such Awards shall not become vested prior to the date the employee first performs such services. The term “Participant” also includes any non-employee director of the Company or its Subsidiaries. (s) “Personal Data” means any information relating to an identified or identifiable natural person (a “data subject”). (t) “Process,” “processing” or “processed” means anything that is done with Personal Data, including collecting, storing, accessing, using, editing, disclosing, or deleting those data. (u) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by a Committee. (v) “Restricted Stock Unit Award” means a grant of a right to receive Shares or cash in the future, with such right to future delivery subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by a Committee. (w) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. (x) “Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a non-employee director or individual consultant with the Company or any Subsidiary, as applicable. (y) “Share” means a share of the Common Stock, as adjusted in accordance with Section 6 of the 2002 Stock Plan.

11 (z) “Stock” means shares of Common Stock of the Company. (aa)“Stock Award” means a grant of Shares that are not subject to forfeiture or other restrictions. (bb)“Stock-Based Award” means an Award that is valued, in whole or in part, by reference to, or is otherwise based on the Fair Market Value of, Shares, that is not a Restricted Stock Award, Restricted Stock Unit Award, or Stock Award. (cc)“Subsidiary” or “Subsidiaries” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to the Company. 10. Section 409A The 2002 Stock Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that the 2002 Stock Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award, but only to the extent such payment is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the 2002 Stock Plan or any Award Agreement to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable on account of a separation from service within the meaning of Section 409A of the Code and during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within thirty (30) days after the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 10 in good faith; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to any Participant with respect to this Section 10. 11. General Provisions 11.1. Substitute Awards in Corporate Transactions. Nothing contained in the 2002 Stock Plan shall be construed to limit the right of a Committee to grant Awards under the 2002 Stock Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, a Committee may grant Awards under the 2002 Stock Plan to an employee, director or individual independent contractor of another corporation who becomes a Participant by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the 2002 Stock Plan solely to the extent a Committee deems necessary for such purpose. Any such substitute awards shall not reduce the Share Reserve or count toward the limits in Section 1.4(d); provided, however, that such treatment is permitted by applicable law and the listing requirements of the New York Stock Exchange or other exchange or securities market on which the Stock is listed. 11.2. Other Compensation and Benefit Plans. The adoption of the 2002 Stock Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the 2002 Stock Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan. 11.3. Governing Law. The 2002 Stock Plan shall be governed by, and all claims, disagreements, or disputes arising under or in connection with the 2002 Stock Plan shall be resolved in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules, to the extent not preempted by the federal laws of the United States of America.

12 11.4. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the 2002 Stock Plan or any Award, and a Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated. 11.5. No Guarantees Regarding Tax Treatment. Neither the Company nor a Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the 2002 Stock Plan. Neither the Company nor a Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor a Committee shall have any liability to a person with respect thereto. 11.6. Data Protection. In connection with implementing, administering and managing the 2002 Stock Plan, the Company is the Controller with respect to processing Personal Data. Information concerning the Company’s employee privacy practices and notices can be obtained through the Company Global Privacy Office. Participants are responsible for: (i) providing the Company with accurate and up to date Personal Data; and (ii) updating those Personal Data in the event of any material changes. 12. Plan History The 2002 Stock Plan became effective as of October 10, 2002. The 2002 Stock Plan was originally approved by the stockholders of the Company on January 30, 2003. The Board approved an amendment and restatement of the 2002 Stock Plan on December 16, 2004 to (a) include additional Performance Goals and (b) amend Section 6.1 to increase the scope of adjustments that may be made as a result of changes in capitalization of the Company, which amendment and restatement was approved by the stockholders of the Company on January 25, 2005. The Board approved a further amendment and restatement of the 2002 Stock Plan on December 18, 2009 to (a) revise the Performance Goals such that they conform to the Performance Goals under the Franklin Resources, Inc. 2004 Key Executive Incentive Compensation Plan and (b) make certain administrative updates, which amendment and restatement became effective upon its approval by the stockholders of the Company on March 16, 2010. The Board approved a further amendment and restatement of the 2002 Stock Plan on December 16, 2010 to increase the number of authorized Shares subject to the 2002 Stock Plan by ten million (10,000,000) Shares, for a total maximum aggregate of forty million (40,000,000) Shares, which amendment and restatement became effective upon its approval of the stockholders of the Company on March 15, 2011. The Board approved a further amendment and restatement of the 2002 Stock Plan on October 22, 2012 to permit additional committees of the Board to exercise certain authority under the Plan, which amendment and restatement was not subject to the approval of the stockholders of the Company. The Board approved a further amendment and restatement of the 2002 Stock Plan on December 15, 2015, to provide for a minimum vesting schedule for Options and SARs and clarify that cancellation of an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares requires shareholder approval, which amendment and restatement was not subject to the approval of the stockholders of the Company. The Board approved a further amendment and restatement of the 2002 Stock Plan on June 14, 2017 to limit the total value of awards to non- employee members of the Board of Directors in any fiscal year and provide that the Committee may permit a Participant to elect to withhold up to the maximum statutorily required amount for applicable tax withholding upon the vesting, exercise or settlement of Awards and to make other immaterial administrative changes, which amendment and restatement was not subject to the approval of the stockholders of the Company. The Board approved a further amendment and restatement of the 2002 Stock Plan on December 15, 2020 (a) to increase the number of authorized Shares subject to the 2002 Stock Plan by twenty million (20,000,000) Shares, for a total maximum aggregate of one hundred and forty million (140,000,000) Shares (after giving effect to the 2013 stock split) and (b) make certain other changes and administrative updates, which amendment and restatement became effective upon its approval of the stockholders of the Company on February 9, 2021. The Board approved a further amendment and restatement of the 2002 Stock Plan on December 12, 2023 to increase the number of authorized Shares subject to the 2002 Stock Plan by twenty-five million (25,000,000) Shares, for a total maximum aggregate of one hundred and sixty-five million (165,000,000) Shares, effective upon its approval by the stockholders of the Company on February 6, 2024.